UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                   FORM N-CSR

   CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES


                  Investment Company Act File Number 811-04010

                                 OCM MUTUAL FUND
               (Exact name of registrant as specified in charter)

                               1536 Holmes Street
                           Livermore, California 94550
               (Address of principal executive offices) (Zip code)


                                Gregory M. Orrell
                         Orrell Capital Management, Inc
                               1536 Holmes Street
                           Livermore, California 94550
                     (Name and address of agent for service)

       Registrant's telephone number, including area code: (925) 455-0802
                                                           --------------

                      Date of fiscal year end: NOVEMBER 30
                   Date of reporting period: NOVEMBER 30, 2006

ITEM 1.  REPORT TO STOCKHOLDERS.











                                                                        LOGO
                                                                   -------------
                                                                   OCM GOLD FUND
                                                                   =============








                                                                  ANNUAL REPORT
                                                               NOVEMBER 30, 2006

Dear Fellow Shareholder:

A discernible shift in global sentiment away from the U.S. dollar and its role as the world's reserve currency became increasingly evident in 2006. Gold prices reached a high of $730 an ounce in May as foreigners sought to diversify overweight US dollar denominated asset positions. Following the May high, gold prices consolidated for the balance of the year, with London gold closing 2006 at $635.70, up 23.9% for the year. It is important to note that gold rose in price against all major currencies over the course of the year, punctuating the fact that gold is in a bull market and its role as the ultimate form of money is being reasserted, albeit in stealth mode. We believe further depreciation of the dollar, along with rising economic and geopolitical risks, will lead to further appreciation of gold's monetary characteristics before the current bull market in gold runs its course.

Your Fund performed well in calendar 2006, gaining 36.64% (+30.51% after maximum sales charge) for the year, significantly outpacing the Philadelphia Gold & Silver Index (XAU) which was up 12.58% in 2006. For the one year fiscal period ending November 30th covered in this report, your fund gained 59.07% (+51.86% after max. sales charge) versus 31.74% for the XAU. The XAU Index is dominated by large cap senior producers which continued to underperform your Fund's strategy of owning a cross section of the gold industry consisting of senior, intermediate and junior producers, along with exploration and development companies. By comparison, the Standard & Poor's 500 Index gained 15.80% for 2006 and up 14.23% for the period ending November 30th. It is interesting to point out, since 2001 and the bursting of the Nasdaq bubble, your fund has a 5 year average annual return of 33.64% (+32.42% after max. sales charge) versus 6.20% for the S&P 500.


Gold price, US$ per ounce, London pm fix             Gold price, Euro per ounce, London pm fix

CHART OMITTED                                        CHART OMITTED

01/31/2000            $  283.30                       01/31/2000                289.25
09/29/2000               273.65                       09/29/2000                311.28
05/31/2001               267.50                       05/31/2001                316.37
01/31/2002               282.30                       01/31/2002                327.84
09/30/2002               323.70                       09/30/2002                327.43
05/30/2003               361.40                       05/30/2003                306.87
01/30/2004               399.75                       01/30/2004                322.67
09/30/2004               415.65                       09/30/2004                334.66
06/30/2005               437.10                       06/30/2005                361.05
02/28/2006               556.00                       02/28/2006                466.35
10/31/2006               603.75                       10/31/2006                473.03


Gold price, Yen per ounce, London pm fix             Gold price, AUS$ per ounce, London pm fix

CHART OMITTED                                        CHART OMITTED

01/31/2000              30,248                        01/31/2000                 $  445.94
09/29/2000              29,628                        09/29/2000                    505.27
05/31/2001              31,731                        05/31/2001                    527.94
01/31/2002              37,684                        01/31/2002                    556.48
09/30/2002              39,219                        09/30/2002                    595.37
06/30/2003              41,510                        05/30/2003                    554.72
02/27/2004              43,191                        01/30/2004                    527.72
10/29/2004              45,189                        09/30/2004                    573.82
06/30/2005              48,435                        05/31/2005                    546.88
02/28/2006              64,399                        01/31/2006                    751.87
10/31/2006              70,732                        09/29/2006                    803.02

MARKET OVERVIEW
While gold may be a commodity, its unique monetary attributes set it apart. When central banks look to diversify monetary holdings, they don't turn to oil or base metals; they look to gold for its historic monetary role. Gold has been money for over 3000 years because it is rare, universally attractive and easily divisible. And unlike paper currencies, gold is not someone else's liability. There is a popular notion in the marketplace that gold is inextricably linked to oil and base metals, especially when those commodities suffer downdrafts in price. Certainly short-term liquidity needs of hedge funds and commodity funds have, from time to time, caused downward pressure on gold and gold shares over the past year. This was clearly evident in August when a large hedge fund, Amaranth Partners, suffered $6.5 billion in losses related to energy trades that went awry. However, gold's monetary characteristics ultimately distinguishes gold from other commodities as illustrated by gold's relative performance versus oil and copper in the fourth quarter; gold up 6.1%, while oil down 7.2% and copper down 17.2%.

There are a number of arguments put forth to explain the rise in commodity prices over the past four years, most notably economic growth in China and India and underinvestment in the mining sector during the financial asset bubble of the late `90s. A further argument is that all hard assets are a refuge for depreciating currencies. While there appears to be a real basis for higher commodity prices, we believe the explosion of global liquidity to fight off the deflationary effects of the bursting of the financial asset bubble is the root of the commodity price advance. The recent decline in oil and copper and softness in the housing sector may very well be a danger sign that an economic storm is brewing. There are already signs the reckless reach for yield present over the past few years is rearing its ugly head as sub-prime lenders announce increasing default rates, forcing one large sub-prime lender, Ownit Mortgage Solutions, to file for bankruptcy at the start of 2007. Should the trend continue and deterioration of credit quality become more widespread, the Federal Reserve must decide whether or not another large dose of liquidity would be tolerated by US dollar holders without setting off a full-on panic out of the dollar. However, failure to act could potentially initiate a devastating sequence of defaults in the financial system, in our opinion. A no-win situation may be close at hand for Federal Reserve policy makers, negatively impacting its credibility and the value of the dollar.

A number of central banks have already grown weary of the dollar. According to reports from the Bank of International Settlements (BIS), oil producing countries led by Iran and Qatar reduced their dollar holdings in 2006, buying euros, yen, and sterling. Iran also reported adding to its gold holdings. Additionally, calls from within China to diversify its dollar holdings grew louder as foreign currency reserves topped $1 trillion in 2006. In May, monetary committee member Yu Yongding explicitly called for Beijing to increase China's gold holdings in order to protect against a tumbling dollar. Moreover, Vladimir Putin, a frequent critic of dollar hegemony, ordered the Russian central bank to raise the allocation of gold from 5 percent to 10 percent of foreign reserves.

European Central Banks also exhibited a different attitude as demonstrated by their failure to reach the 500 tonne annual quota established under the Central Bank Gold Selling Agreement (CBGA). The CBGA signatories sold a total of 393 tonnes of gold in the one year period ending September 26th. Should Germany's Bundesbank continue to resist political pressure to sell gold in order to fund social programs, the quota is unlikely to be fulfilled in 2007 either. The failure of the banks to meet the quota shows the banks are beginning to rethink the role of gold in their portfolios versus adding more currencies.

Less supply of gold from central banks comes at a time when investment demand is accelerating with the acceptance of the gold exchange traded funds (ETF's) as a convenient means of owning gold bullion. The Streetracks

Gold ETF has amassed 400 tones of gold over the past two years. The World Gold Council has initiatives to introduce ETF's in other markets throughout Europe and Asia in 2007, most notably China and India. Meanwhile, newly mined supply is proving to be inelastic to higher gold prices as global gold production is estimated by Gold Fields Mineral Services to have declined 2% in 2006.

Historically, investment demand for gold rises as investors seek to protect their wealth during periods of rising economic risks. The unprecedented US current account deficit at 7% of GDP has created economic imbalances that will need to be corrected, either by significantly depreciating the dollar, or through turning off the American household's appetite for consumer goods. With household debt levels at a record 90% of GDP and the US savings rate negative for the first time since the 1930s, American households may be forced to curtail spending with a far reaching impact on the global economy. Further, the downturn in the housing market (estimated by some to be responsible for up to 60% of US job growth since 2001) means households will be unable to tap home equity lines at the rate they have in the past in order to maintain living standards challenged by stagnant wage growth and inflation. We believe investors will seek additional exposure to gold as a slowing US economy forces a revaluation of financial risk globally with anticipation of a coordinated monetary ease by central banks.

A further catalyst for gold investment demand over the past few years has been the heightened level of geopolitical risk. The War on Terror in Iraq and Afghanistan has lingered and now threatens to spread to Iran in an effort to squelch Iran's nuclear ambitions. An attack on Iran by either the United States or Israel will, in our opinion, be met with stiff resistance from a growing list of countries that are outwardly opposing US foreign policies, led by Venezuela and Russia. If such an event were to occur, we believe funding of US deficits at favorable terms could become problematic as foreigners shun the dollar or demand higher rates.

FUND INVESTMENT STRATEGY
Your Fund employs an active management style that allocates the portfolio over four sub sectors in the gold industry based on size of production: senior (or major), intermediate (or mid-tier) and junior producers. The fourth category is exploration and development companies that range from companies doing grass roots exploration to companies developing known ore deposits for production. Further consideration is paid to political risk as mining operations tend to be located in some of the more inhospitable locations in the world.

There were a couple of main themes that played out over the course of the year. The large cap senior producers underperformed the gold price badly, most notably Newmont Mining, down 15.9%. Declining production and rising costs due to the mature nature of the operations were the main culprit. As a whole the majors are finding themselves battling to stand in place as the Herculean effort of replacing mined reserves of five to eight million ounces is proving difficult. However, on the positive front a number of the seniors do have new mines coming on-stream with lower projected operating costs to replace higher cost depleted operations.

Merger and acquisition activity continues apace in the gold sector. A lack of exploration in the low gold price environment of the late `90's has meant the pipeline of new discoveries to bring into production is for the most part dry. It takes approximately seven to eight years to bring a project from discovery to production. Consequently, many companies are compelled to grow through acquisition. Over the course of the year, Barrick Gold completed an acquisition of its Canadian rival Placer Dome to become the world's largest gold producer. In a move with which we did not agree, Goldcorp acquired fellow mid-tier producer Glamis Gold. In our opinion, both companies would have been better positioned to add incremental growth over the long-term by staying independent. As a result of the merger, Goldcorp was the largest position in your Fund at year-end.

In our opinion, mid-tier and junior producers with growing production profiles will continue to outperform senior producers going forward in the current bull market cycle. With smaller production bases, intermediate and junior companies can more easily add meaningful value through accretive acquisitions and discovery. The lack of new discoveries and the need to replace reserves by the majors means that exploration and development companies have garnered enhanced market attention. Your Fund's approach to exploration and development companies is to take minor positions in a relatively large number of companies in order to spread out the risk and enhance overall returns. Over the course of the past year, notable successes were Mag Silver and Fronteer Development, up 438% and 294%, respectively.

CONCLUDING REMARKS
In our opinion, the move to diversify overweight dollar holdings is still in its infancy as imbalances created by undisciplined economic policies unwind. Responding to questions in November about its foreign currency reserves topping $1 trillion, Chinese monetary policy committee member, Fan Gang, stated, "The main responsibility for this imbalance lies with a US Treasury, which is printing too much money." We believe gold prices will continue to outperform financial assets for the foreseeable future, despite attempts by political and economic establishments to trivialize gold's monetary significance. Advancing gold prices will signify a growing distrust of financial instruments as investors seek out alternatives to preserve wealth. It is our belief before the current bull market cycle in gold has run its course; gold prices will surpass all historic precedents.

We appreciate your shareholding and confidence in the OCM Gold Fund and we look forward to meeting your investment objectives. Should you have any questions regarding the Fund or gold, please contact your financial adviser or you may contact us directly at 1-800-779-4681. For questions regarding your account please contact shareholder services at 1-800-628-9403.

Sincerely,




/S/ GREGORY M. ORRELL                                /S/ TIMOTHY G. CHURCH
---------------------                                ---------------------
Gregory M. Orrell                                    Timothy G. Church
PRESIDENT AND PORTFOLIO MANAGER                      ASSISTANT PORTFOLIO MANAGER
JANUARY 19, 2007



                                  OCM GOLD FUND
                  SCHEDULE OF INVESTMENTS - NOVEMBER 30, 2006

--------------------------------------------------------------------------------

Shares                                                                   Value
--------------------------------------------------------------------------------
COMMON STOCKS 97.2%
MAJOR GOLD PRODUCERS 38.8%
      20,000     AngloGold Ashanti Ltd. ADR ..................      $    964,400
      98,580     Barrick Gold Corp. ..........................         3,099,355
      10,000     Freeport-McMoRan Copper & Gold, Inc. ........           628,700
     270,000     Gold Fields Ltd. ADR ........................         5,165,100
     686,250     Goldcorp, Inc. ..............................        21,390,412
     225,000     Harmony Gold Mining Co., Ltd. ADR* ..........         3,816,000
     275,000     Kinross Gold Corp.* .........................         3,445,750
     169,994     Newmont Mining Corp. ........................         7,974,418
                                                                    ------------
                                                                      46,484,135
                                                                    ------------

INTERMEDIATE/MID-TIER GOLD PRODUCERS 22.7%
     134,110     Agnico-Eagle Mines Ltd. .....................         5,891,452
     350,000     Bema Gold Corp.* ............................         1,903,240
     100,000     Gammon Lake Resources, Inc.* ................         1,523,643
     504,800     IAMGOLD Corp. ...............................         4,835,984
     150,000     Meridian Gold, Inc.* ........................         4,620,000
     500,000     Oxiana Ltd. .................................         1,310,492
     140,000     Randgold Resources Ltd. ADR* ................         3,211,600
     299,500     Yamana Gold, Inc. ...........................         3,845,580
                                                                    ------------
                                                                      27,141,991
                                                                    ------------

JUNIOR GOLD PRODUCERS 10.7%
     599,000     Alhambra Resources Ltd.* ....................           860,210
     250,000     Aurizon Mines Ltd.* .........................           837,500
     400,000     Capstone Mining Corp.* ......................           665,499
   1,000,000     Claude Resources, Inc.* .....................         1,409,807
     430,000     Eldorado Gold Corp.* ........................         2,447,461
     150,000     Glencairn Gold Corp.* .......................            72,242
     457,000     Golden Cycle Gold Corp.* ....................         3,194,430
     359,000     Golden Star Resources Ltd.* .................         1,184,700
     300,000     Red Back Mining, Inc.* ......................         1,008,757
     250,000     Sino Gold Ltd.* .............................         1,144,707
                                                                    ------------
                                                                      12,825,313
                                                                    ------------


--------------------------------------------------------------------------------

Shares                                                                   Value
--------------------------------------------------------------------------------
EXPLORATION AND DEVELOPMENT COMPANIES 12.7%
     200,000     Addwest Minerals International Ltd.* + ......      $       --
     200,000     African Gold Group, Inc.* ...................           352,014
     200,000     Amarillo Gold Corp.* ........................           140,105
     125,000     Anatolia Minerals Development Ltd. ..........           426,883
      58,200     Aquiline Resources, Inc.* ...................           397,003
      75,000     Aurora Energy Resources, Inc.* ..............           942,426
     250,000     Australian Solomons Gold Ltd.* ..............           294,440
     500,000     Birim Goldfields, Inc.* .....................           227,671
     700,000     Brazauro Resources Corp.* ...................           766,200
     300,000     BrazMin Corp.* ..............................           249,562
      61,300     Buffalo Gold Ltd.* ..........................           116,470
     150,000     Cumberland Resources Ltd.* ..................           742,500
     125,000     Fronteer Development Group, Inc.* ...........         1,116,462
     300,000     Fury Exploration Ltd.* + ....................           189,142
     500,000     Geodex Minerals Ltd.* .......................           144,484
     294,900     Guyana Goldfields, Inc.* ....................         2,866,366
      60,000     Madison Minerals, Inc.* .....................            49,387
     300,000     MAG Silver Corp.* ...........................         1,260,946
     250,000     Maximus Ventures Ltd.* ......................            85,376
     106,500     Metallica Resources, Inc.* ..................           446,703
     267,300     Mundoro Mining, Inc.* .......................           491,532
     450,000     Northland Resources, Inc.* ..................           512,259
     150,000     Orezone Resources, Inc.* ....................           227,233
      85,750     Premier Gold Mines Ltd.* ....................            70,582
     200,000     Radius Gold, Inc.* ..........................            94,571
     300,000     Sabina Silver Corp.* ........................           428,196
     300,000     Selkirk Metals Corp.* .......................           333,625
     293,332     Silverstone Resources Corp.* ................           449,502
     750,000     StrataGold Corp.* ...........................           880,035
     207,700     Sunridge Gold Corp.* ........................           665,658
     122,500     Wolfden Resources, Inc.* ....................           286,405
                                                                    ------------
                                                                      15,253,738
                                                                    ------------

OTHER 3.5%
     206,812     Altius Minerals Corp.* ......................         1,769,311
     229,200     International Royalty Corp.* ................         1,123,923
      40,000     Royal Gold, Inc. ............................         1,274,400
                                                                    ------------
                                                                       4,167,634
                                                                    ------------


                       See notes to financial statements.

                                      - 5 -


                                  OCM GOLD FUND
             SCHEDULE OF INVESTMENTS - NOVEMBER 30, 2006 (Continued)

--------------------------------------------------------------------------------

Shares                                                                   Value
--------------------------------------------------------------------------------

EXCHANGE TRADED FUNDS 4.6%
       9,000     iShares Silver Trust* .......................      $  1,257,120
      65,000     Streettracks Gold Trust * ...................         4,185,350
                                                                    ------------
                                                                       5,442,470
                                                                    ------------

PRIMARY SILVER PRODUCERS 4.2%
      40,000     Apex Silver Mines Ltd.* .....................           700,800
     100,000     Coeur d'Alene Mines Corp.* ..................           545,000
     100,000     First Majestic Silver Corp.* ................           393,170
     150,000     Fortuna Silver Mines, Inc.* .................           295,534
     100,000     Hecla Mining Co.* ...........................           697,000
      48,075     Pan American Silver Corp.* ..................         1,244,393
     100,000     Silver Wheaton Corp.* .......................         1,173,380
                                                                    ------------
                                                                       5,049,277
                                                                    ------------

TOTAL COMMON STOCKS
                 (cost $43,211,038) ..........................       116,364,558
                                                                    ------------

WARRANTS 1.6%
           1     Anatolia Minerals Development Ltd.*+#^
                 Exercise Price 2.50 CAD, Exp.                            76,620
                 12/15/2006
           1     Apollo Gold Corp.*+#^
                 Exercise Price 3.25 CAD, Exp.                            --
                 12/23/2006
     125,000     Australian Solomons Gold Ltd.*
                 Exercise Price 1.71 CAD, Exp.                            49,256
                 8/28/2008
      50,000     Bema Gold Corp.*
                 Exercise Price 1.90 CAD, Exp.                           191,331
                 10/27/2007
           1     Canyon Resources Corp.*+#^
                 Exercise Price $2.16, Exp.                               --
                 06/01/2007
      89,000     Endeavour Mining Capital Corp.*
                 Exercise Price 5.50 CAD, Exp.                           240,814
                 11/10/2008
      75,000     Fortuna Silver Mines, Inc.*+#
                 Exercise Price 1.85 CAD, Exp.                            26,270
                 3/23/2008
     150,000     Fury Exploration Ltd.*+#
                 Exercise Price 1.25 CAD, Exp.                            --
                 9/20/2008
      75,000     Glencairn Gold Corp.*
                 Exercise Price 1.25 CAD, Exp.                            13,135
                 11/26/2008
       1,500     Goldcorp, Inc.*
                 Exercise Price $40.55, Exp.                              24,045
                 5/30/2007
     150,000     MAG Silver Corp.*+#
                 Exercise Price 1.35 CAD, Exp.                           453,152
                 6/21/2007
      35,000     Nevsun Resources Ltd.*+#
                 Exercise Price 10.00 CAD, Exp.                           --
                 12/18/2008

--------------------------------------------------------------------------------

Shares                                                                   Value
--------------------------------------------------------------------------------



WARRANTS (CONTINUED)
     110,000     Northgate Minerals Corp.*
                   Exercise Price 3.00 CAD, Exp.12/28/20                $652,014
      24,038     Pan American Silver Corp.*
                   Exercise Price 12.00 CAD, Exp. 2/20/2008              383,303
     250,000     Silver Wheaton Corp.*
                   Exercise Price 4.00 CAD, Exp, 8/5/2009                422,504
      66,665     Silverstone Resource Corp.*+#
                   Exercise Price 1.80 CAD, Exp. 6/8/2007                   --
                                                                    ------------

TOTAL WARRANTS
  (cost $338,442) ............................................         1,932,444
                                                                    ------------

--------------------------------------------------------------------------------
Principal
Amount                                                                 Value
--------------------------------------------------------------------------------

SHORT-TERM INVESTMENT 1.4%
$  1,725,696     UMB Money Market Fiduciary, 3.7% ............        1,725,696
                                                                   ------------

TOTAL SHORT-TERM INVESTMENTS
  (cost $1,725,696) ..........................................        1,725,696
                                                                   ------------

TOTAL INVESTMENTS
  (cost $45,275,176) ................ 100.2 %                       120,022,698
LIABILITIES LESS OTHER ASSETS .......  (0.2)%                          (266,408)
                                                                   ------------
NET ASSETS .......................... 100.0%                       $119,756,290

CAD - Canadian Dollars.
*     Non-income producing security.
+ Illiquid security. Security is valued at fair value in accordance with procedures established by the Fund's Board of Trustees.
# Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended, or otherwise restricted.
      These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. The securities are valued at fair value in accordance with proce- dures established by the Fund's Board of Trustees.
^ Upon exercise of this security, the Fund would receive multiple shares of the underlying security as noted below:

SECURITY                                                                SHARES
--------------------------------------------------------------------------------
      Anatolia Minerals Development Ltd.                                 62,500
      Apollo Gold Corp.                                                  50,000
      Canyon Resources Corp.                                             55,556



                       See notes to financial statements.

                                      - 6 -

                                  OCM GOLD FUND
             SCHEDULE OF INVESTMENTS - NOVEMBER 30, 2006 (CONTINUED)


At November 30, 2006, restricted securities totaled $189,142 or 0.16% of net assets and consisted of the following securities:

                                NOVEMBER 30, 2006    AVERAGE
                                 CARRYING VALUE       COST         ACQUISITION
ISSUER                              PER UNIT        PER UNIT          DATE
--------------------------------------------------------------------------------
  Fury Exploration Ltd.            $ 0.6305        $ 0.7146         9/20/06
  Fury Exploration Ltd.
    Warrants Exercise Price 1.25    --               --             9/20/06
    CAD, Exp. 9/20/2008
--------------------------------------------------------------------------------


                        SUMMARY OF INVESTMENTS BY COUNTRY

                                                         PERCENT OF
  COUNTRY                       MARKET VALUE          INVESTMENT SECURITIES
--------------------------------------------------------------------------------
  Australia                     $  2,798,895                2.3%
  Canada                          79,822,787               66.5
  Cayman Islands                     941,614                0.8
  Jersey                           3,211,600                2.7
  South Africa                     9,945,500                8.3
  United States(1)                23,052,740               19.2
  Virgin Islands                     249,562                0.2
--------------------------------------------------------------------------------
  TOTAL                         $120,022,698              100.0%
--------------------------------------------------------------------------------

1 Includes short-term securities.




                       See notes to financial statements.


                                  OCM GOLD FUND
            STATEMENT OF ASSETS AND LIABILITIES - NOVEMBER 30, 2006

ASSETS:
  Investments in unaffiliated issuers,
    at value (cost $45,275,176) ............................      $ 120,022,698
  Cash .....................................................                 11
  Receivable for investments shares sold ...................            219,256
  Interest and dividends receivable ........................             15,134
  Receivable for fund shares sold ..........................             74,040
  Prepaid expenses and other assets ........................             13,586
                                                                  -------------
    Total assets ...........................................        120,344,725
                                                                  -------------
LIABILITIES:
  Due to investment adviser ................................            209,332
  Payable for securities purchased .........................             76,012
  Accrued distribution fees ................................             79,536
  Payable for fund shares redeemed .........................            145,482
  Accrued expenses and other liabilities ...................             78,073
                                                                  -------------
    Total liabilities ......................................            588,435
                                                                  -------------
    Net Assets .............................................      $ 119,756,290
                                                                  -------------

NET ASSETS CONSIST OF:
  Shares of beneficial interest, no par value;
    unlimited shares authorized ............................      $  36,050,162
  Undistributed net investment loss ........................           (962,605)
  Undistributed net realized gain on investments
    and foreign currency transactions ......................          9,921,189
  Net unrealized appreciation on investments
    and foreign currency translations ......................         74,747,544
                                                                  -------------
    Net Assets .............................................      $ 119,756,290
                                                                  =============

CALCULATION OF MAXIMUM OFFERING PRICE:
  Net asset value and redemption price per share(1) ........      $       20.44
  Maximum sales charge (4.50% of offering price) ...........               0.96
                                                                  -------------
  Offering price to public .................................      $       21.40
                                                                  -------------
  Shares outstanding .......................................          5,858,480
                                                                  =============

--------------
(1) A 1.50% redemption fee is imposed on redemptions of shares held less than three months.

                       See notes to financial statements.


                                  OCM GOLD FUND
             STATEMENT OF OPERATIONS - YEAR ENDED NOVEMBER 30, 2006


INVESTMENT INCOME:
  Interest ..................................................      $    148,783
  Dividends (net of foreign withholding
      taxes of $23,439) .....................................           305,438
                                                                   ------------
  Total investment income ...................................           454,221
                                                                   ------------

EXPENSES:
  Investment advisory fees ..................................           930,410
  Distribution fees .........................................           883,188
  Fund administration and accounting fees ...................           124,685
  Transfer agent fees and expenses ..........................            53,340
  Professional fees .........................................            45,779
  Federal and state registration fees .......................            25,677
  Custody fees ..............................................            23,967
  Reports to shareholders ...................................            22,701
  Trustees' fees ............................................             9,984
  Other expenses ............................................            37,396
                                                                   ------------
    Total expenses ..........................................         2,157,127
                                                                   ------------
    Net investment loss .....................................        (1,702,906)
                                                                   ------------

REALIZED AND UNREALIZED GAIN ON INVESTMENTS:
  Net realized gain on investments and
    foreign currency transactions ...........................        11,517,598
  Net change in unrealized appreciation/depreciation
    on investments and foreign currency
    translations ............................................        35,751,792
                                                                   ------------
  Net gain on investments ...................................        47,269,390
                                                                   ------------

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS ........      $ 45,566,484
                                                                   ============





                       See notes to financial statements.


                                  OCM GOLD FUND
                      STATEMENTS OF CHANGES IN NET ASSETS
                                                             YEAR ENDED       YEAR ENDED
                                                              NOV. 30,         NOV. 30,
                                                                2006            2005
                                                         -------------    -------------
OPERATIONS:
  Net investment loss ................................   $  (1,702,906)   $  (1,067,908)
  Net realized gain on investments and
    foreign currency transactions ....................      11,517,598        1,001,004
  Net change in unrealized appreciation/depreciation
    on investments and foreign currency translations .      35,751,792        2,909,401
                                                         -------------    -------------
  Net increase in net assets resulting from operations      45,566,484        2,842,497
                                                         -------------    -------------

DISTRIBUTIONS PAID TO SHAREHOLDERS:
  Dividends from net investment income ...............            --           (650,813)
  Distributions paid from net realized gains .........            --         (1,947,756)
                                                         -------------    -------------
  Total distributions ................................            --         (2,598,569)
                                                         -------------    -------------

FUND SHARE TRANSACTIONS:
  Net proceeds from shares sold ......................      11,755,811        6,329,367
  Distributions reinvested ...........................            --          2,316,168
  Payment for shares redeemed(1) .....................     (16,093,563)     (10,563,680)
                                                         -------------    -------------
  Net decrease in net assets from
    fund share transactions ..........................      (4,337,752)      (1,918,145)
                                                         -------------    -------------

TOTAL INCREASE/(DECREASE) IN NET ASSETS ..............      41,228,732       (1,674,217)

NET ASSETS, BEGINNING OF PERIOD ......................      78,527,558       80,201,775
                                                         -------------    -------------
NET ASSETS, END OF PERIOD ............................   $ 119,756,290    $  78,527,558
                                                         =============    =============
UNDISTRIBUTED NET INVESTMENT LOSS ....................   $    (962,605)   $    (131,494)
                                                         =============    =============

TRANSACTIONS IN SHARES:
  Shares sold ........................................         668,319          562,854
  Shares issued on reinvestment of
    distributions ....................................            --            198,838
  Shares redeemed ....................................        (921,283)        (936,797)
                                                         -------------    -------------
  Net decrease in shares outstanding .................        (252,964)        (175,105)
                                                         =============    =============



--------------
(1) Net of redemption fees of $4,526 and $3,068 for the years ended November 30,
    2006 and 2005, respectively.



                       See notes to financial statements.

                                  OCM GOLD FUND
                NOTES TO FINANCIAL STATEMENTS - NOVEMBER 30, 2006


NOTE 1. ORGANIZATION

         OCM Mutual Fund (the "Trust") is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Trust was organized as a Massachusetts business trust on January 6, 1984 and consists of the OCM Gold Fund (the "Fund"). The investment objective for the Fund is long-term growth of capital through investing primarily in equity securities of domestic and foreign companies engaged in activities related to gold and precious metals.

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES

         The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

         SECURITY VALUATION - Portfolio securities that are listed on national securities exchanges are valued at the last sale price as of the close of business of such securities exchanges, or, in the absence of recorded sales, at the average of readily available closing bid and ask prices on such exchanges. NASDAQ National Market(R) and SmallCap(R) securities are valued at the NASDAQ Official Closing Price ("NOCP"). If a NOCP is not issued for a given day, these securities are valued at the average of readily available closing bid and asked prices. Unlisted securities are valued at the average of the quoted bid and ask prices in the over-the-counter market. Short-term investments which mature in less than 60 days are valued at amortized cost (unless the Board of Trustees determines that this method does not represent fair value). Short-term investments which mature after 60 days are valued at market. Securities and other assets for which market quotations are not readily available are valued at fair value as determined in good faith by the investment adviser under procedures established by and under the general supervision and responsibility of the Trust's Board of Trustees. For each investment that is fair valued, the investment adviser considers, to the extent applicable, various factors including, but not limited to, the type of security, the financial condition of the company, comparable companies in the public market, the nature and duration of the cause for a quotation not being readily available and other relevant factors.

         FOREIGN CURRENCY - Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions.
         The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net unrealized and realized gain or loss from investments.
         Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the fair value of assets and liabilities, other than investments in securities at fiscal year end, resulting from changes in exchange rates.

         FEDERAL INCOME TAXES - The Fund intends to comply with the requirements of the Internal Revenue Code necessary to qualify as a regulated investment company and to make the requisite distributions of income to its shareholders which will be sufficient to relieve it from all or substantially all federal income taxes.

         SECURITIES TRANSACTIONS AND INVESTMENT INCOME - Securities transactions are accounted for on a trade date basis. Realized gains and losses on sales of securities are calculated on the identified cost basis. Dividend income is recorded on the ex-dividend date and interest income is recorded on an accrual basis.

         DISTRIBUTIONS TO SHAREHOLDERS - Distributions to shareholders are recorded on the ex-dividend date. The Fund declares and pays dividends of net investment income, if any, annually and distributes net realized gains, if any, annually. The character of distributions made during the year from net investment income or net realized gains November differ from the characterization for federal income tax purposes due to differences in the recognition of income, expense or gain items for financial statement and tax purposes. To the extent that these differences are attributable to permanent book and tax accounting differences, the components of net assets have been adjusted.
         On December 20, 2006 the Fund distributed $10,048,572 from long term capital gains ($1.74 per share). The distribution was paid on December 21, 2006 to shareholders of record on December 20, 2006.

                                  OCM GOLD FUND
          NOTES TO FINANCIAL STATEMENTS - NOVEMBER 30, 2006 (CONTINUED)


         REDEMPTION FEE - A 1.50% redemption fee is retained by the Fund to offset transaction costs and other expenses associated with short-term investing. The fee is imposed on redemptions or exchanges of shares held less than three months from their purchase date. The Fund records the fee as a reduction of shares redeemed and as a credit to paid-in-capital. For the year ended November 30, 2006, the Fund received $4,526 in redemption fees.

         GUARANTEES AND INDEMNIFICATIONS - In the normal course of business, the Fund enters into contracts with service providers that contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims against the Fund that have not yet occurred. Based on experience, the Fund expects the risk of loss to be remote.

         USE OF ESTIMATES - The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

         NEW ACCOUNTING PRONOUNCEMENTS - In June 2006, the Financial Accounting Standards Board ("FASB") released FASB Interpretation No. 48 "Accounting for Uncertainty in Income Taxes" ("FIN 48"). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Funds' tax returns to determine whether the tax positions are "more-likely-than-not" of being sustained by the applicable tax authority. To the extent that a tax benefit of a position is not deemed to meet the more-likely-than-not threshold, the Fund would report an income tax expense in the statement of operations. Adoption of FIN 48 is required for fiscal years beginning after December 15, 2006 and is to be applied to all open tax years as of the effective date. Management has recently begun to evaluate the application of the Statement to the Funds, and is not in a position at this time to evaluate the significance of its impact, if any, on the Funds' financial statements.

         In September 2006, the Financial Accounting Standards Board issued Statement of Financial Accounting Standards No. 157, "Fair Value Measurements." The Statement defines fair value, establishes a framework for measuring fair value in generally accepted accounting principles (GAAP), and expands disclosures about fair value measurements. The Statement establishes a fair value hierarchy that distinguishes between (1) market participant assumptions developed based on market data obtained from sources independent of the reporting entity (observable inputs) and (2) the reporting entity's own assumptions about market participant assumptions developed based on the best information available in the circumstances (unobservable inputs). The Statement is effective for financial statements issued for fiscal years beginning after November 15, 2007, and is to be applied prospectively as of the beginning of the fiscal year in which this Statement is initially applied. Management has recently begun to evaluate the application of the Statement to the Funds, and is not in a position at this time to evaluate the significance of its impact, if any, on the Funds' financial statements.

NOTE 3. INVESTMENT ADVISORY AGREEMENT
         The Fund has an investment advisory agreement with Orrell Capital Management, Inc. ("OCM"). Under the agreement, the Fund pays OCM a fee computed daily and payable monthly, at the following annual rates based upon average daily net assets:

      ASSETS                                                      FEE RATE
      ------                                                      --------
      $0 to $50 million ........................................   1.000%
      $50 million to $75 million ...............................   0.875%
      $75 million to $100 million ..............................   0.750%
      $100 million to $150 million .............................   0.625%
      $150 million to $250 million .............................   0.500%
      Over $250 million ........................................   0.375%

                                  OCM GOLD FUND
          NOTES TO FINANCIAL STATEMENTS - NOVEMBER 30, 2006 (CONTINUED)


NOTE 4. DISTRIBUTION AGREEMENT AND PLAN

         The Trust has adopted a Distribution Plan (the "Plan") pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended. The Plan authorizes the Fund to reimburse the distributor for marketing expenses incurred in distributing shares of each Fund, including the cost of printing sales material and making payments to dealers of the Fund's shares, in any fiscal year, subject to a limit of 0.99% of average daily net assets. Fees incurred by the Fund under the Plan during the period ended November 30, 2006 are reflected in the Statement of Operations. At November 30, 2006, $209,332 of Distributions Fees were available for eligible 12b-1 expenses.

NOTE 5. PURCHASES AND SALES OF SECURITIES

         Purchases and sales of investment securities (excluding short-term securities and U.S. government obligations) for the year ended November 30, 2006 were $19,921,277 and $27,095,929, respectively. There were no purchases or sales of U.S. government obligations.

NOTE 6. FEDERAL INCOME TAX INFORMATION

   At November 30, 2006, gross unrealized appreciation and depreciation of investments owned by the Fund, based on cost for federal income tax purposes were as follows:

            Cost of investments                                 $46,244,483
                                                                ===========
            Unrealized appreciation                             $74,209,637
            Unrealized depreciation                                (431,422)
                                                                -----------
            Net unrealized appreciation on investments          $73,778,215
                                                                ===========

         The difference between cost amounts for financial statement and federal income tax purposes is due primarily to investments in passive foreign investment companies ("PFICs").
         The tax character of distributions paid during the fiscal years ended November 30, 2006 and 2005 was as follows:

                                                    2006         2005
                                                    ----         ----
            Ordinary income                      $   --    $  1,570,425
            Net long-term capital gains              --       1,028,104
                                                 --------  ------------
            Total distributions                  $   --    $  2,598,529
                                                 ========  ============

         As of November 30, 2006 the components of accumulated earnings on a tax basis were as follows:

            Undistributed ordinary income                $     --
            Undistributed long-term gains                 10,048,519
                                                         -----------
            Tax accumulated earnings                      10,048,159
            Accumulated capital and other losses            (120,628)
            Unrealized appreciation on investments        73,778,215
                                                         -----------
            Total accumulated earnings                   $83,706,106
                                                         ===========

         During the year ended November 30, 2006 the Fund utilized $699,244 of its capital loss carryforwards.
         At November 30, 2006, the Fund had realized capital losses from transactions between November 1, 2006 and November 30, 2006 of $120,628. Post-October capital losses for tax purposes are deferred and will be recognized in 2007.

NOTE 7. OFFERING PRICE PER SHARE

         A maximum front-end sales charge of 4.50% is imposed on purchases of the Fund's shares. For the year ended November 30, 2006, the Fund was advised that the Distributor received $31,498 of sales charges from sales of the Fund's shares.

                                  OCM GOLD FUND
          NOTES TO FINANCIAL STATEMENTS - NOVEMBER 30, 2006 (CONTINUED)


NOTE 8. CONCENTRATION OF RISK

         Investing in foreign securities involves certain risks not necessarily found in U.S. markets. These include risks associated with adverse changes in economic, political, regulatory and other conditions, changes in currency exchange rates, exchange control regulations, expropriation of assets or nationalization, imposition of withholding taxes on dividend or interest payments or capital gains, and possible difficulty in obtaining and enforcing judgments against foreign entities. Further, issuers of foreign securities are subject to different, and often less comprehensive, accounting, reporting and disclosure requirements than domestic issuers.

         As the Fund concentrates its investments in the gold mining industry, a development adversely affecting the industry (for example, changes in the mining laws which increases production costs or a significant decrease in the market price of gold) would have a greater adverse effect on the Fund than it would if the Fund invested in a number of different industries.


                       OCM GOLD FUND FINANCIAL HIGHLIGHTS


                                            YEAR ENDED   YEAR ENDED   YEAR ENDED   YEAR ENDED    YEAR ENDED
                                             NOV. 30,     NOV. 30,     NOV. 30,     NOV. 30,      NOV. 30,
                                               2006         2005         2004         2003          2002
                                           ---------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(For a share outstanding throughout each year)

Net asset value, beginning of year .....   $    12.85     $  12.76     $  14.46    $    7.53     $    4.71
                                           ----------     --------     --------    ---------     ---------
INCOME FROM INVESTMENT OPERATIONS:
Net investment loss ....................        (0.29)       (0.18)       (0.18)       (0.12)        (0.09)
Net realized and unrealized gain
  (loss) on investments and foreign
  currency transactions ................         7.88         0.69        (1.30)        7.05          2.91
                                           ----------     --------     --------    ---------     ---------
Total from investment operations .......         7.59         0.51        (1.48)        6.93          2.82
                                           ----------     --------     --------    ---------     ---------

LESS DISTRIBUTIONS:
Dividends from net investment income ...      --             (0.11)       (0.01)     --            --
Distribution from net realized gains ...      --             (0.31)       (0.21)     --            --
                                           ----------     --------     --------    ---------     ---------
Total distributions ....................      --             (0.42)       (0.22)     --            --
                                           ----------     --------     --------    ---------     ---------
Net asset value, end of year ...........   $    20.44     $  12.85     $  12.76    $   14.46     $    7.53
                                           ==========     ========     ========    =========     =========

TOTAL RETURN* ..........................        59.07%        4.34%      (10.31)%      92.03%        59.87%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (in 000's) .....   $  119,756     $ 78,528     $ 80,202    $  84,230     $  35,109
Ratio of expenses to average net assets:
  Net of waivers and reimbursements ....         2.07%        2.24%        2.15%        2.39%         2.66%
  Before waivers and reimbursements ....         2.07%        2.24%        2.17%        2.39%         2.66%
Ratio of net investment loss
  to average net assets:
  Net of waivers and reimbursements ....        (1.64)%      (1.51)%      (1.58)%      (1.42)%       (1.46)%
  Before waivers and reimbursements ....        (1.64)%      (1.51)%      (1.60)%      (1.42)%       (1.46)%
Portfolio turnover rate ................           20%           5%          12%          17%           32%

-------------
* Assumes no sales charge. See notes to financial statements.


REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Trustees of OCM Mutual Fund:

We have audited the accompanying statement of assets and liabilities of OCM Gold Fund (the "Fund"), including the schedule of investments, as of November 30, 2006, and the related statements of operations for the year then ended, and the statements of changes in net assets and the financial highlights for the two years then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The Fund's financial highlights for the periods ended prior to November 30, 2005 were audited by other auditors whose report, dated January 25, 2005, expressed an unqualified opinion on the financial highlights.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of November 30, 2006, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Fund as of November 30, 2006, the results of its operations for the year then ended, and the changes in its net assets and the financial highlights for the two years then ended, in conformity with accounting principles generally accepted in the United States of America.




/s/ DELOITTE & TOUCHE LLP
-------------------------
Milwaukee, Wisconsin
January 16, 2007

                                  OCM GOLD FUND
       EXPENSE EXAMPLE - FOR THE YEAR ENDED NOVMEBER 30, 2006 (UNAUDITED)


         As a shareholder of the OCM Gold Fund (the "Fund"), you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption fees on certain redemptions; and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.
         The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from June 1, 2006 to November 30, 2006 (the "period").

ACTUAL EXPENSES

         The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 equals 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During the Period" to estimate the expenses you paid on your account during the period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

         The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.
         Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and redemption fees. Therefore, the second line of the table is useful in comparing the ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs could have been higher.

EXPENSES PAID DURING THE PERIOD
                                                                EXPENSES PAID
                              BEGINNING        ENDING            DURING THE
                            ACCOUNT VALUE    ACCOUNT VALUE      PERIOD ENDED
                             JUNE 1, 2006  NOVEMBER 30, 2006  NOVEMBER 30, 2006*
                             ------------  -----------------  ------------------

Actual                       $1,000.00        $1,079.20             $10.90
Hypothetical (5% return
  before expenses)            1,000.00         1,014.52              10.56

--------------
* Expenses are equal to the Fund's annualized expense ratio of 2.09% for the period, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

                                  OCM GOLD FUND
                       INVESTMENTS BY SECTOR (UNAUDITED)
                          AS A PERCENTAGE OF NET ASSETS


PIE CHART OMITTED


                  Major Gold Producers                38.8%
                  Intermediate/Mid-Tier
                    Gold Producers                    22.8%
                  Exploration and Development
                    Companies                         13.2
                  Junior Gold Producers               10.8%
                  Primary Silver Producers             4.9%
                  Exchange Traded Funds                4.6%
                  Other                                3.7%
                  Cash and Other Assets                1.2%

         A description of the Fund's proxy voting policies and procedures and a record of the Fund's proxy votes for the year ended June 30, 2006 are available without charge, upon request by calling toll free 1-800-779-4681 and on the Securities and Exchange Commission's (SEC) website at http://www.sec.gov.

         The Fund will file its complete schedule of investments with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund's Forms N-Q will be available on the EDGAR database on the SEC's website at http://www.sec.gov. These Forms may also be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information about the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

                                  OCM GOLD FUND
         PERFORMANCE RESULTS - YEAR ENDED NOVEMBER 30, 2006 (UNAUDITED)

               (ALL PERFORMANCE MEASUREMENTS REFLECT THE MAXIMUM
                   SALES LOAD CHARGES FOR EACH PERIOD SHOWN.)



AVERAGE ANNUAL TOTAL RETURNS              VALUE ON 11/30/06
----------------------------              -----------------
1 year                       51.86%       OCM Gold Fund          $ 24,853
5 year                       33.43%       S&P 500(R) Index       $ 22,524
Since 12/13/96                9.57%       Philadelphia Gold
  (date Orrell Capital                      & Silver Index       $ 14,534
  Management, Inc.
  became investment adviser)


$10,000 INVESTMENT MADE 12/13/96 (DATE ORRELL CAPITAL MANAGEMENT, INC. BECAME INVESTMENT ADVISER)(1)


GRAPH OMITTED


                                                         Philadelphia
                       OCM Gold           S&P 500        Gold & Silver

    12/13/96            9,550             10,000            10,000
    11/30/97            5,878             13,340             6,037
    11/30/98            5,751             16,496             6,096
    11/30/99            5,485             19,943             5,864
    11/30/00            4,065             19,102             4,218
    11/30/01            5,439             16,767             4,783
    11/30/02            8,695             13,998             5,863
    11/30/03           16,697             16,111            10,310
    11/30/04           14,976             18,182            10,146
    11/30/05           15,625             19,718            11,033
    11/30/06           24,853             22,524            14,534


         The returns shown include the reinvestment of all dividends and the maximum sales load charge, but do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Past performance is not indicative of future results.
         The Philadelphia gold and silver share index (XAU) is an unmanaged index of 12 gold and silver shares listed on U.S. exchanges and is generally considered as representative of the gold and silver share market.
         The S&P 500(R) Index is a broad unmanaged index generally considered as representative of the U.S. equity market.

----------
(1) Previous periods during which time the Fund was advised by another investment adviser are not shown.

                                  OCM GOLD FUND
           ANNUAL RENEWAL OF INVESTMENT ADVISORY AGREEMENT (UNAUDITED)


   On October 24, 2006, the Board of Trustees of OCM Mutual Fund approved the continuation of the Fund's investment advisory agreement with Orrell Capital Management, Inc. (the "Adviser"). Prior to approving the continuation of the agreement, the Board considered:

     o    the nature, extent and quality of the services provided by the Adviser
     o    the investment performance of the Fund
     o the costs of the services to be provided and profits to be realized by the Adviser from its relationship with the Fund
     o the extent to which economies of scale would be realized as the Fund grows and whether fee levels reflect those economies of scale
     o    the expense ratio of the Fund

         In considering the nature, extent and quality of the services provided by the Adviser, the Board considered an oral presentation by the Adviser describing the portfolio management, shareholder communication, and regulatory compliance services provided by the Adviser to the Fund. The Trustees concluded that the Adviser was providing essential services to the Fund.
         The Trustees compared the performance of the Fund to benchmark indices over various periods of time and concluded that the performance of the Fund warranted the continuation of the Investment Advisory Agreement. The Trustees noted that the Fund adhered to its investment style.
         In concluding that the advisory fees payable by the Fund were reasonable, the Trustees reviewed the profits realized by the Adviser, from its relationship with the Fund and concluded that such profits were reasonable and not excessive. As part of its analysis, the Board considered the value the research the Adviser received from broker-dealers executing securities transactions for the Fund. The Trustees also reviewed reports comparing the expense ratio and advisory fees paid by the Fund to those paid by other comparable mutual funds in the same category and concluded that the advisory fees paid by the Fund and the expense ratio of the Fund were in the range of comparable mutual funds.
         The Trustees also considered whether the Investment Advisory Agreement fee schedule should be adjusted for an increase in assets under management. They concluded that the "breakpoints" embodied in the Investment Advisory Agreement were appropriate.

OTHER TAX INFORMATION

         For the year ended November 30, 2006, 0% of dividends paid from net investment income qualifies for the dividend received deduction available to corporate shareholders of the Fund. For shareholders in the Fund, 0% of dividend income distributed for the year ended November 30, 2006 is designated as qualified dividend income under the Jobs and Growth Relief Act of 2003.


OCM GOLD FUND
TRUSTEE AND OFFICER INFORMATION

INDEPENDENT TRUSTEES*
----------------------------------------------------------------------------------------------------------------------



                                                                                                       OTHER
                                           TERM OF OFFICE                                              DIRECTORSHIPS
                            POSITION(S)    AND LENGTH OF PRINCIPAL OCCUPATION(S)                       HELD BY
NAME, ADDRESS AND AGE       HELD WITH FUND TIME SERVED   DURING PAST 5 YEARS                           TRUSTEE
----------------------------------------------------------------------------------------------------------------------
JOHN L. CRARY                  Trustee     Indefinite    Since 1999 Mr. Crary has been the managing    microHelix,
1536 Holmes Street,         (Chairman of   Since 2004    member of Crary Enterprises, LLC, a private    Inc. and
Livermore, California 94550   the Board)                 investment company. Since 1988 Mr. Crary        Scheid
Age 53                                                   has been an independent corporate financial
                                                         advisor and private investor Vineyards,
                                                         in various biotechnology, software and other
                                                         early stage Inc. business ventures. Mr.
                                                         Crary began his business career as an
                                                         investment banker with E.F. Hutton &
                                                         Company Inc.

DOUG WEBENBAUER             Trustee        Indefinite    Chief Financial Officer of M.E. Fox &         None
1536 Holmes Street,                        Since 2005    Company, Inc., a beer distributor,
Livermore, California 94550                              since 1999.
Age 46


INTERESTED TRUSTEES AND OFFICERS**
----------------------------------------------------------------------------------------------------------------------
                                                                                                       OTHER
                                                                                                      OTHER
                                           TERM OF OFFICE                                              DIRECTORSHIPS
                            POSITION(S)    AND LENGTH OF PRINCIPAL OCCUPATION(S)                       HELD BY
NAME, ADDRESS AND AGE       HELD WITH FUND TIME SERVED   DURING PAST 5 YEARS                           TRUSTEE
----------------------------------------------------------------------------------------------------------------------

GREGORY M. ORRELL            Trustee,      Indefinite    President of Orrell Capital Management, Inc.   None
1536 Holmes Street,         President      Since 2004    since 1991.
Livermore, California 94550
Age 45

JACKLYN A. ORRELL***        Secretary and  One year term Secretary of Orrell Capital Management, Inc.   N/A
1536 Holmes Street,           Treasurer     Since 2004   since 1999.
Livermore, California 94550
Age 72

ANDREW ROGERS                 Chief        At discretion Manager, Fund Compliance Services, LLC since   N/A
1536 Holmes Street,         Compliance     of the Board  2004; President, GemCom, LLC since 2004;
Livermore, California 94550   Officer      Since 2004    President and formerly Senior Vice President
Age 37                                                   and Director of Administration, Gemini Fund
                                                         Services, LLC since 2001.


-------------
* "Independent" trustees are trustees who are not "interested persons" of the Fund as defined in the Investment deemed to be Company Act of 1940.
** An "interested" trustee is a trustee who is deemed to be an "interested person" of the Fund, as defined in the Investment Company Act of 1940. Gregory M. Orrell is an interested person of the Fund because of his ownership in the Fund's investment adviser.
*** Ms. Orrell is the mother of Gregory the President and a trustee of the Trust. M. Orrell,

                            OCM Gold Fund Distributed
                          by: Syndicated Capital, Inc.
                       1299 Ocean Avenue, Suite 210 Santa
                                Monica, CA 90401

ITEM 2.  CODE OF ETHICS.

The registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to the Registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the Registrant or a third party. A copy of this code of ethics is attached hereto as Exhibit (a)

There have been no amendments to the Registrant's Code of Ethics during the reporting period for this Form N-CSR. There have also been no waivers granted by the Registrant to individuals covered by the Registrant's Code of Ethics during the reporting period for this Form N-CSR.

ITEM 3.  AUDIT COMMITTEE FINANCIAL EXPERT.

The Registrant's board of trustees has determined that Mr. Doug Webenbauer is an audit committee financial expert serving on its audit committee and that Mr. Webenbauer is independent.

ITEM 4.  PRINCIPAL ACCOUNTANT FEES AND SERVICES

The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the Registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements are listed below.

                            Fiscal year ended        Fiscal year ended
                            November 30, 2006         November 30, 2005
Audit Fees                    $23,500                      $20,500
Audit-Related Fees               $0                           $0
Tax Fees                       $3,675                      $3,500
All Other Fees                   $0                           $0

The Registrant's audit committee has adopted an Audit Committee Charter that requires that the Audit Committee review the scope and plan of the registered public accounting firm's annual and interim examinations, approve the services (other than the annual audit) to be performed for the Registrant by the independent public accountants and approve the fees and other compensation payable to the independent accountants. During the fiscal years ended November 30, 2006 and 2005, all of the audit and non-audit services provided by the Registrant's principal accountant were pre-approved by the audit committee.

(f) None.

(g) None.

(h) Not applicable.


ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS

Not applicable.

ITEM 6.  SCHEDULE OF INVESTMENTS

The schedules of investments in securities in unaffiliated issuers are included as part of the reports to shareholders filed under Item 1.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

ITEM 8.  PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS Not applicable.

ITEM 10.  SUBMISSIONS OF MATTERS TO A VOTE OF SECURITY HOLDERS

As of the end of the period covered by this report, the registrant had not adopted any procedures by which shareholders may recommend nominees to the registrant's Board of Directors.

ITEM 11.  CONTROLS AND PROCEDURES.

The registrant's certifying officers have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-2 under the Investment Company Act of 1940 (the "Act")) are effective in design and operation and are sufficient to form the basis of the certifications required by Rule 30a-2 under the Act, based on their evaluation of these disclosure controls and procedures within 90 days of the filing date of this report on Form N-CSR.

ITEM 12.  EXHIBITS.

(a)(1) Code of Ethics - Filed as an attachment to this filing.

(a)(2) Certification for each principal executive and principal financial officer of the registrant as required by Rule 30a-2 under the Act (17 CFR 270.30a-2(a)) - Filed as an attachment to this filing.

(b) Certifications required by Rule 30a-2(b) under the Act (17 CFR 270.30a-2(b)), Rule 13a-14(b) or Rule 15d-14(b) under the Exchange Act (17 CFR 240.13a-14(b) or 240.15d-14(b)), and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) - Filed as an attachment to this filing.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

OCM Mutual Fund

By:   /S/ GREGORY M. ORRELL
      ----------------------
         Gregory M. Orrell
         President

Date: February 7, 2007


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:  /S/ GREGORY M. ORRELL
     ---------------------
         Gregory M. Orrell
         President

Date: February 7, 2007


By:  /S/ JACKLYN ORRELL
     -------------------
         Jacklyn Orrell
         Secretary and Treasurer




Date: February 7, 2007